                                                                    EXHIBIT 10.5

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE RESOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.

                                     Right to Purchase [AMOUNT] Shares of Common
                                     Stock of Women First HealthCare, Inc.

                          WOMEN FIRST HEALTHCARE, INC.

                          Common Stock Purchase Warrant

No. W-[WARRANT NUMBER]


                  WOMEN FIRST HEALTHCARE, INC., a Delaware corporation (the "Company"), hereby certifies that, for value received, [WARRANT HOLDER] or registered assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time after the date hereof, and before 5:00 p.m., New York City time, on the Expiration Date (as hereinafter defined), [AMOUNT] fully paid and nonassessable shares of Common Stock (as hereinafter defined) at a purchase price per share equal to the Purchase Price (as hereinafter defined). The number of such shares of Common Stock and the Purchase Price are subject to adjustment as provided in this Warrant.

                  As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

                  "Additional Shares of Common Stock" shall mean all shares of Common Stock issued (or, pursuant to Section 3(b) below, deemed to be issued) by the Company after the Issuance Date, other than shares of Common Stock, Options, Rights to Acquire Common Stock or Convertible Securities: (i) issued to employees, officers or directors of, or consultants or advisors to the Company or any of its subsidiaries, pursuant to stock purchase or stock option plans or other arrangements that are approved by the Board of Directors of the Company for the purpose of compensation or similar payment in connection with employment or services rendered to the Company or its Subsidiaries and (ii) issued upon exercise of any Options, Rights to Acquire Common Stock or Convertible Securities outstanding on the date hereof.

                  "Affiliate" of any specified person means any other person which directly or indirectly through one or more intermediaries controls or is controlled by, or is under common control with, such specified person. For the purposes of this definition, "control" (including with correlative meanings, the terms "controlling," "controlled by" and "under common control with") as used with respect to any person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities, by agreement or otherwise; provided, however, that beneficial ownership of at least 10% of the voting securities of a person shall be deemed to be control.

                  A "Business Day" is a day that is not a Legal Holiday. A "Legal Holiday" is a Saturday, a Sunday, a federally-recognized holiday or a day on which banking institutions are not required to be open in the State of New York.

                  "Common Stock" means the Company's Common Stock, $.001 par value per share, as authorized on the date hereof, and any other securities into which or for which the Common Stock may be con-verted or exchanged pursuant to a plan of recapitalization, reorganization, merger, amalgamation, sale of assets or otherwise.

          "Common Stock Equivalents" means (a) an outstanding share of Common Stock, which shall be deemed to equal one Common Stock Equivalent, (b) an outstanding security that is, at the time in question, convertible by its terms into Common Stock, with such security to be deemed to equal to number of Common Stock Equivalents that equal the amount of shares of Common Stock into which it is then so convertible, (c) an outstanding option, warrant or right to acquire Common Stock that is, at the time in question, exercisable by its terms for Common Stock, with such option, warrant or right to be deemed to be equal to the number of Common Stock Equivalents that equals the number of shares of Common Stock for which it is then so exercisable, and (d) an outstanding option, warrant or right that is, at the time in question, exercisable by its terms for a security that, at the time in question, is convertible by its terms in to Common Stock, with such option, warrant or right to be deemed to be equal to the number of Common Stock Equivalents that equals the number of shares of common stock for which the convertible securities for which they are then exercisable would then be convertible; provided, however, that, to the extent an option, warrant, right or convertible security described above is exercisable or convertible at a price that is greater than the fair market value of Common Stock at the time in question it shall not be deemed to be a Common Stock Equivalent.

          "Company" shall include Women First HealthCare, Inc. and any corporation that shall succeed to or assume the obligation of Women First HealthCare, Inc. hereunder in accordance with the terms hereof.


          "Convertible Securities" shall mean any evidences of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock other than those described in the definition of "Options," excluding such evidences of indebtedness, shares or other securities issued to current or former employees, directors or consultants of the Company or any of its Subsidiaries as approved by the Board of Directors or pursuant to plans or arrangements approved by the Board for the purpose of compensation or similar payment in connection with employment or services rendered to the Company or its Subsidiaries.

          "Current Market Value" per share of Common Stock or of any other security (herein collectively referred to as a "Security") at any date shall be:

          (a) if the Security is not registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (i) the value of the Security determined in good faith by the board of directors of the Company and certified in a board resolution, based on the most recently completed arm's length transaction between the Company and a person other than an Affiliate of the Company and the closing of which occurs on such date or shall have occurred within the six months preceding such date or (ii) if no such transaction shall have occurred on such date or within such six-month period, the value of the Security determined as of a date within 30 days preceding such date by an Independent Financial Expert, or

          (b) if the Security is registered under the Exchange Act, the average of the daily closing sales prices of such Security for 15 consecutive Trading Days immediately preceding such date, but only if such Security shall have been listed on a national securities exchange or the Nasdaq National Market or traded through an automated quotation system during such entire 15 Trading Day period; provided that for purposes of net issuance computations pursuant to Section 1.2, Current Market Value shall be computed by reference to the 5 consecutive Trading Days immediately preceding the date of such computation, and for purposes of applying the adjustment provisions of Section 3(c) in the context of an underwritten public offer-ing or private placement of Common Stock in which the purchasers receive registration rights (commonly referred to as a private investment in public equity), Current Market Value shall equal 90% of the average of the daily closing sales prices of such Security for 5 consecutive Trading Days immediately preceding the date of the underwriting agreement or share purchase agreement for such underwritten public offering or private placement in public equity, as the case may be.

          The "closing sales price" for any Security on each Trading Day means the closing sales price, regular way, on such day on the principal exchange on which such Security is traded, or if no sale takes place on such day, the average of the closing bid and asked prices on such day.
          "Expiration Date" means December 31, 2006.

          "Fully Diluted Shares" shall mean (i) the shares of Common Stock outstanding as of a specified date, and (ii) the shares of Common Stock into or for which rights, options, warrants or other securities outstanding as of such date are exercisable or convertible.

          "Independent Financial Expert" shall mean any nationally recognized investment banking firm that is not an Affiliate of the Company. Any such person may receive customary compensation and indemnification by the Company for opinions or services it provides as an Independent Financial Expert

          "Issuance Date" shall mean the first date of original issuance of this Warrant.

          "Option" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities, excluding such rights, options or warrants issued to employees, directors or consultants of the Company as approved by the Board of Directors or pursuant to plans or arrangements approved by the Board of Directors for the purpose of compensation or similar payment in connection with employment or services rendered to the Company or its Subsidiaries.

          "Other Securities" refers to any shares (other than shares of Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the Holder at any time shall be entitled to receive, or shall have received, on the exercise of this Warrant, in lieu of or in addition to shares of Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of shares of Common Stock or Other Securities pursuant to Section 3(l).

          "Permitted Transferee" means any person (1) who is an "accredited investor" as defined in Regulation D under the Securities Act, and (2) who is to be transferred Warrants to purchase at least 100,000 shares of Common Stock.

          "Purchase Price" shall mean $5.50 per share, subject to adjustment as provided in this Warrant.

          "Registration Rights Agreement" means the Registration Rights Agreement, dated as of June 25, 2002, by and among the Company and the purchasers named on the signature page thereto, as amended from time to time in accordance with its terms.

          "Rights to Acquire Common Stock" (or "Rights") shall mean all rights issued by the Company to acquire Common Stock whether by exercising of a warrant, option or similar call, or conversion of any existing instruments, in either case for consideration fixed, in amount or by formula, as of the date of issuance, excluding rights issued pursuant to any shareholder rights plan of the Company, such rights issued to current or former employees, directors or consultants of the Company as approved by the Board of Directors or pursuant to plans or arrangements approved by the Board of Directors for the purpose of compensation or similar payment in connection with employment or services rendered to the Company or its Subsidiaries.

          "Securities Purchase Agreement" means the Note and Warrant Purchase Agreement, dated as of June 25, 2002, by and among the Company and the purchasers named on the signature page thereto, as amended from time to time in accordance with its terms.

          "Subsidiary" shall mean any corporation or other entity of which a Person owns, directly or indirectly, that number of shares of voting capital stock which has the power to elect a majority of the Board of Directors or other governing body.

          "Trading Day" means a day on which the principal securities market for the Common Stock is open for general trading of securities.

          1.  Exercise of Warrant.

          1.1 Exercise. This Warrant may be exercised by the Holder hereof in full or in part at any time or from time to time during the exercise period specified in the first paragraph hereof until the Expiration Date by surrender of this Warrant and the subscription form annexed hereto (duly executed by the Holder), to the Company and by making payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying (a) the number of shares of Common Stock designated by the Holder in the subscription form by (b) the Purchase Price then in effect. On any partial exercise the Company will forthwith issue and deliver to or upon the order of the Holder hereof a new Warrant or Warrants of like tenor, in the name of the Holder hereof or, subject to Section 7 hereof as the Holder (upon payment by the Holder of any applicable transfer taxes) may request, providing in the aggregate on the face or faces thereof for the purchase of the number of shares of Common Stock for which such Warrant or Warrants may still be exercised.

          1.2 Net Issuance. Notwithstanding anything to the contrary contained in Section 1.1, the Holder may elect to exercise this Warrant in whole or in part by receiving shares of Common Stock equal to the net issuance value (as determined below) of this Warrant, or any part hereof, upon surrender of this Warrant to the Company at the principal office of the Company together with the subscription form annexed hereto (duly executed by the Holder), in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

          X = Y (A-B)
              -------
                   A

Where:    X = the number of shares of Common Stock to be issued to the Holder

          Y = the number of shares of Common Stock as to which this Warrant is to be exercised

          A = the Current Market Value (as defined below) per share of Common
              Stock

          B = the Purchase Price

          1.3. Certain Limitations. Notwithstanding anything to the contrary contained herein, in no event shall the Company be required by the provisions hereof to issue shares of Common Stock upon exercise of this Warrant in an amount which, when taken together with the aggregate number of shares of Common Stock that would then be issuable upon exercise of any Warrant and upon conversion of all outstanding shares of Series A Preferred Stock, together with any shares of Common Stock previously issued upon exercise of any Warrant or conversion of shares of Series A Preferred Stock, would exceed 19.9% of the number of shares of Common Stock outstanding on the Issue Date (the "Issuable Maximum"), unless Shareholder Approval has been obtained. "Shareholder Approval" means the approval by a majority of the total votes cast on the proposal, in person or by proxy, at a meeting of the shareholders of the Company held in accordance with the Company's by-laws, of the issuance by the Company of shares of Common Stock exceeding the Issuable Maximum as a consequence of the exercise of the Warrants for shares of Common Stock or the conversion of shares of Series A Preferred Stock into shares of Common Stock at a price less than the greater of the book or market value on the Issue Date as and to the extent required pursuant to Rule 4350(i) of the Nasdaq Stock Market, as applicable.

          2. Delivery of Stock Certificates, etc., on Exercise. As soon as practicable after the exercise of this Warrant, and in any event within three Trading Days thereafter, the Company at its expense (including the payment by it of any applicable issue or stamp taxes) will cause to be issued in the name of and delivered to the Holder hereof, or, subject to Section 14 hereof, as the Holder (upon payment by the Holder of any applicable transfer taxes) may direct, the number of fully paid and nonassessable shares of Common Stock (or Other Securities) to which the Holder shall be entitled on such exercise, in such denominations as may be requested by the Holder and a certificate or certificates therefor, plus, in lieu of any fractional share to which the Holder would otherwise be entitled, cash equal to such fraction multiplied by the then Current Market Value of one full share, together with any other stock or other securities any property (including cash, where applicable) to which the Holder is entitled upon such exercise pursuant to Section 1 or otherwise. Upon exercise of this Warrant as provided herein, the Company's obligation to issue and deliver the certificates for shares of Common Stock shall be absolute and unconditional, irrespective of the absence of any action by the Holder to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against any person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of the Company to the Holder, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other person of any obligation to the Company, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with such exercise. If the Company fails to issue and deliver the certificates for the shares of Common Stock to the Holder pursuant to the first sentence of this paragraph as and when required to do so, in addition to any other liabilities the Company may have hereunder and under applicable law, the Company shall pay or reimburse the Holder on demand for all reasonable out-of-pocket expenses including, without limitation, fees and expenses of legal counsel incurred by the Holder as a result of such failure.

          3. Adjustment of Purchase Price and Number of Warrant Shares Issuable. The Purchase Price and the number of shares of Common Stock issuable upon the exercise of each Warrant (the "Exercise Rate") is subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 3.

          (a)  Adjustment for Change in Capital Stock. If the Company:

          (1) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock or other capital stock of the Company; or

          (2) subdivides, combines or reclassifies its outstanding shares of Common Stock,

then the Exercise Rate in effect immediately prior to such action shall be proportionately adjusted so that the Holder of any Warrant thereafter exercised may receive the aggregate number and kind of shares of capital stock of the Company which such Holder would have owned immediately following such action if such Warrant had been exercised immediately prior to such action and the Purchase Price in effect immediately prior to such action shall be adjusted to a price determined by multiplying the Purchase Price in effect immediately prior to such action by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding before giving effect to such action and the denominator of which shall be the number of shares of Common Stock and/or such other capital stock outstanding referred to in the foregoing clause (a)(1) after giving effect to such action.

          The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

          If after an adjustment a Holder of a Warrant upon exercise of it may receive shares of two or more classes of capital stock of the Company, the board of directors of the Company shall determine the allocation of the adjusted Purchase Price between the classes of capital stock. After such allocation, the exercise privilege and the Purchase Price of each class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Section 3.

          Such adjustment shall be made successively whenever any event listed above shall occur.

          (b) Issuance of Securities Deemed Issuance of Additional Shares of Common Stock. If the Company at any time or from time to time after the Issuance Date issues any Options or Convertible Securities or Rights to Acquire Common Stock, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or Rights to Acquire Common Stock or, in the case of Convertible Securities, issuable upon the conversion or exchange of such Convertible Securities, in each case, on the date of their issuance, shall be deemed to be the number of Additional Shares of Common stock issued as of the time of such issue; provided, however, that in any such case:

          (i) no further adjustment in the Exercise Rate or Purchase Price shall be made upon the subsequent issuance of shares of Common Stock upon the exercise of such Options or Rights to Acquire Common Stock or upon the conversion or exchange of such Convertible Securities;

          (ii) upon the expiration or termination of any unexercised Option, Right to Acquire Common Stock or Convertible Security (in each case, in whole or in part), the Exercise Rate and Purchase Price shall be adjusted immediately to reflect the applicable Exercise Rate and Purchase Price which would have been in effect had such Option, Right to Acquire Common Stock or Convertible Security (to the extent outstanding immediately prior to such expiration or termination) never been issued;

          (iii) if with respect to any Option, Right to Acquire Common Stock or Convertible Security, there shall have been an increase or decrease, with the passage of time or otherwise, in the consideration (determined pursuant to Section 3(c) below) payable upon the exercise, conversion or exchange thereof, then the Exercise Rate and Purchase Price then in effect shall be readjusted by
(x) treating the Additional Shares of Common Stock, if any, actually issued or issuable pursuant to the previous exercise of such Option, Right to Acquire Common Stock or Convertible Security as having been issued or issuable for the consideration actually received and receivable therefor and (y) treating any Option, Right to Acquire Common Stock or Convertible Security which remains outstanding as being subject to exercise, conversion or exchange on the basis of such revised consideration payable as shall be in effect at such time; and

          (iv) in the event of any change in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any Option, Right or Convertible Security, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Exercise Rate and Purchase Price then in effect shall forthwith be readjusted to such Exercise Rate and Purchase Price as would have been obtained had the adjustments to the Exercise Rate and Purchase Price that were originally made upon the issuance of such Option, Right to Acquire Common Stock or Convertible Security which were not exercised, converted or exchanged prior to such change been made upon the basis of such change, but no further adjustment shall be made for the actual issuance of Common Stock upon the exercise or conversion of any such Option, Right to Acquire Common Stock or Convertible Security.

          (c)  Determination of Value of Consideration. For purposes of this
Section 3, the value of the consideration received by the Company for the issuance of any Additional Shares of Common Stock shall be computed as follows:

          (A)  Cash and Property. Such consideration shall:

               (1) insofar as it consists of cash, be computed as the aggregate of cash received by the Company;

               (2) insofar as it consists of property other than cash (subject to subsection (3) below), be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors;

               (3) insofar as it consists of securities, be computed as follows: the closing price per share of such securities on the principal securities market on which such securities may at the time be listed or, if on such day such securities are not so listed, the closing sale price on the Nasdaq National Market, or, if on such day such securities are not quoted on the Nasdaq National Market, the average of the highest bid and lowest asked price on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 15 consecutive Trading Days consisting of the day as of which the current fair market value of such securities is being determined (or if such day is not a Trading Day, the Trading Day next preceding such day) and the 14 consecutive Trading Days prior to such day. If on the date for which current fair market value is to be determined such securities are not listed on any securities exchange or quoted on the Nasdaq National Market or the over-the-counter market, the current fair market value of such securities shall be the highest price per share which the Company could then obtain from a willing buyer (not a current employee or director) for such securities sold by the Company, from authorized but unissued shares, as determined in good faith by the Board of Directors of the Company, unless prior to such date the Company has become subject to a merger, acquisition or other consolidation pursuant to which the Company is not the surviving party, in which case the current fair market value of such securities shall be deemed to be the value received by the holders of such securities for each share thereof pursuant to the Company's acquisition; and

               (4) in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Company for consideration which covers both, be the proportion of such consideration so received, computed as provided in subsections (1) through (3) above, as determined in good faith by the Board of Directors.

          (B) Options, Rights and Convertible Securities. The consideration per share received by the Company for Additional Shares of Common Stock deemed to have been issued pursuant to Section 3(b), relating to Options, Rights to Acquire Common Stock and Convertible Securities, shall be determined by dividing

               (1) the total amount, if any, received or receivable by the Company as consideration for the issuance of such Options, Rights or Convertible Securities, plus the aggregate amount of additional consideration expected to be payable to the Company (as determined in good faith by the Board of Directors) upon the exercise of such Options or Rights to Acquire Common Stock or upon the conversion or exchange of such Convertible Securities, by

               (2) the maximum number of shares of Common Stock issuable upon the exercise of such Options or Rights to Acquire Common Stock or upon the conversion or exchange of such Convertible Securities.

          (d) Adjustment of Exercise Rate and Purchase Price upon Issuance of Additional Shares of Common Stock. If the Company shall at any time after the Issuance Date issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 3(b), but excluding shares issued as a dividend or distribution or upon a stock split or combination as provided in Section 3(a)), without consideration or for consideration per share of less than the Current Market Value per share, then and in such event, the Purchase Price shall be adjusted in accordance with the formula:

                                             N x P
                                             -----
                                EP' = EP x O + M
                                           ------
                                            O + N

where:

          EP' =  the adjusted Purchase Price.

          EP  =  the Purchase Price immediately prior to such issuance or sale.

          O   =  the number of Fully Diluted Shares outstanding immediately prior to such issuance or sale.

          N   =  the number of Additional Shares of Common Stock issued or sold.

          P   =  the per share price received by the Company in the case of any issuance or sale of Additional Shares of Common Stock.

          M   =  the Current Market Value per share of Common Stock at the time of such issuance or sale.

and the Exercise Rate shall be adjusted in accordance with the following formula:

                                   E'  =    E x EP
                                          -----------
                                              EP'

where:

               E'  =  the adjusted Exercise Rate.

               E   =  the Exercise Rate in effect immediately prior to such
                      issuance.

               EP' =  the adjusted Purchase Price.

               EP  =  the Purchase Price in effect immediately prior to such issuance.

               (e) Adjustment for Rights Issue. If the Company distributes to all holders of its Common Stock any Rights or Convertible Securities with an exercise price or conversion price, as the case may be, at a price per share less than the Current Market Value on the record date for determining entitlements of holders of Common Stock to participate in such distribution (the "Time of Determination"), the Purchase Price shall be adjusted in accordance with the formula:

                                                  N x P
                                                  -----
                                EP' = EP  x  O  +  M
                                             -------
                                               O + N

and the Exercise Rate shall be adjusted in accordance with the following formula:

                                   E'  =  E x EP
                                         ----------
                                            EP'

where:

               E'  = the adjusted Exercise Rate.

               E   = the Exercise Rate in effect immediately prior to such
                     issuance.

               EP' = the adjusted Purchase Price.

               EP  = the Purchase Price in effect immediately prior to such issuance.

               O   = the number of Fully Diluted Shares (as defined below)
                     outstanding immediately prior to the Time of Determination for any such distribution.

               N   = the number of Additional Shares of Common Stock issuable upon exercise of such Rights or Convertible Securities.

               P = the per share price receivable by the Company upon exercise of such Rights or Convertible Securities.

               M = the Current Market Value per share of Common Stock on the
                   Time of Determination for any such distribution.

               (f) Adjustment for Other Distributions. If the Company distributes to all holders of its Common Stock (i) any evidences of indebtedness of the Company or any of its subsidiaries, (ii) any assets of the Company or any of its subsidiaries, or (iii) any rights, options or warrants to acquire any of the foregoing or to acquire any other securities of the Company, the Exercise Rate shall be adjusted in accordance with the formula:

                                   E' = E x M
                                        ------
                                        M - F

and the Purchase Price shall be decreased (but not increased) in accordance with the following formula:

                                  EP' = EP x E
                                        ------
                                         E'
where:

               E'  = the adjusted Exercise Rate.

               E   = the current Exercise Rate on the record date for the
                     distribution referred to in this paragraph (f).

               EP' = the adjusted Purchase Price.

               EP  = the current Purchase Price on the record date for the distribution referred to in this paragraph (f).

               M   = the Current Market Value per share of Common Stock on the record date for the distribution referred to in this paragraph (f).

               F   = the fair market value (as determined in good faith by the
                     Company's board of directors) on the record date for the distribution referred to in this paragraph (f) of the indebtedness, assets, rights, options or warrants distributable in respect of one share of Common Stock.

               The adjustments shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution. If any adjustment is made pursuant to clause (iii) above of this subsection (f) as a result of the issuance of rights, options or warrants and at the end of the period during which any such rights, options or warrants are exercisable, not all such rights, options or warrants shall have been exercised, the Warrant shall be immediately readjusted as if "F" in the above formula was the fair market value on the record date of the indebtedness or assets actually distributed upon exercise of such rights, options or warrants divided by the number of shares of Common Stock outstanding on the record date. Notwithstanding any-thing to the contrary contained in this subsection (d), if "M-F" in the above formula is less than $1.00 (or is a negative number) then in lieu of the adjustment otherwise required by this subsection (d), the Company may elect to distribute to the holders of the Warrants, upon exercise thereof, the evidences of indebtedness, assets, rights, options or warrants which would have been distributed to such holders had such warrants been exercised immediately prior to the record date for such distribution.

               This subsection does not apply to Rights, Options or Convertible Securities referred to in subsection (e) of this Section 3.

               (g) When De Minimis Adjustment May Be Deferred. No adjustment in the Exercise Rate and Purchase Price need be made unless the adjustment would require an increase or decrease of at least 1% in the Exercise Rate and Purchase Price. Notwithstanding the foregoing, any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment, provided that no such adjustment shall be deferred beyond the date on which a Warrant is exercised.

               All calculations under this Section 3 shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

               (h) When No Adjustment Required. If an adjustment is made upon the establishment of a record date for an issuance, sale or distribution subject to subsection (a), (e) or (f) hereof and such issuance, sale or distribution is subsequently cancelled or is not otherwise made, the Exercise Rate and/or Purchase Price then in effect shall be readjusted, effective as of the date when the board of directors of the Company determines to cancel such issuance, sale or distribution or when it is otherwise evident that such issuance, sale or distribution will not be so made, to that which would have been in effect if such record date had not been fixed. If an adjustment would be required under two or more of subsections (a), (e) and (f), such adjustments will be determined without duplication.

               To the extent the Warrants become convertible into cash, no adjustment need be made thereafter as to the amount of cash into which such Warrants are exercisable. Interest will not accrue on the cash.

               (i) Notice of Adjustment. Whenever the Exercise Rate or Purchase Price is adjusted, the Company shall provide the notices required by Section 13 hereof.

               (j) Voluntary Reduction. The Company from time to time may increase the Exercise Rate or reduce the Purchase Price by any amount for any period of time (including, without limitation, permanently) if the period is at least 20 Business Days.

               An increase of the Exercise Rate or reduction in the Purchase Price under this subsection (h) (other than a permanent increase) does not change or adjust the Exercise Rate otherwise in effect for purposes of subsections (a), (b), (c) or (d) of this Section 3.

               (k) When Issuance or Payment May Be Deferred. In any case in which this Section 3 shall require that an adjustment in the Exercise Rate or Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event (i) issuing to the Holder of any Warrant exercised after such record date the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise over and above the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise on the basis of the Exercise Rate prior to such adjustment, and (ii) paying to such Holder any amount in cash in lieu of a fractional share pursuant to Section 2.

               (l) Reorganizations. In case of any capital reorganization, other than in the cases referred to in Section 3(a), (b) or (c) hereof and other than any capital reorganization that does not result in any reclassification of the outstanding shares of Common Stock into shares of other stock or other securities or property, or the consolidation or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the continuing corporation and which does not result in any reclassification of the outstanding shares of Common Stock into shares of other stock or other securities or property), or the sale of all or substantially all of the assets of the Company (collectively such actions being hereinafter referred to as "Reorganizations"), there shall thereafter be deliverable upon exercise of any Warrant (in lieu of the number of shares of Common Stock theretofore deliverable) the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock that would otherwise have been deliverable upon the exercise of such Warrant would have been entitled upon such Reorganization if such Warrant had been exercised in full immediately prior to such Reorganization. In case of any Reorganization, appropriate adjustment, as determined in good faith by the board of directors of the Company, whose determination shall be described in a duly adopted resolution certified by the Company's Secretary or Assistant Secretary, shall be made in the application of the provisions herein set forth with respect to the rights and interests of Holders so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any such shares or other securities or property thereafter deliverable upon exercise of Warrants.

               The Company shall not effect any such Reorganization unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such Reorganization or the corporation or other entity purchasing such assets shall (i) expressly assume, by a supplemental warrant agreement or other acknowledgment the obligation to deliver to each such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase, and the due and punctual performance and observance of each and every covenant, condition, obligation and liability under this Agreement to be performed and observed by the Company in the manner prescribed herein and (ii) if such Reorganization takes place prior to consummation by the Company of all of its registration obligations under the Registration Rights Agreement, enter into an agreement providing to the Holders rights and benefits substantially similar to those enjoyed by the Holders under the Registration Rights Agreement of even date herewith.

               The foregoing provisions of this Section 3(l) shall apply to successive Reorganization transactions.

               (m) Form of Warrants. Irrespective of any adjustments in the number or kind of shares purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

               4. Further Assurances. The Company will take all action that may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares, free from all taxes, liens and charges with respect to the issue thereof, on the exercise of all or any portion of this Warrant from time to time outstanding.

               5.    Notices of Record Date, etc. In the event of

               (a) any taking by the Company of a record of the holders of Common Stock for the purpose of determining the holders thereof who are entitled to receive any dividend on, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

               (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of the assets of the Company to or consolidation, amalgamation or merger of the Company with or into any other person, or

               (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then and in each such event the Company will mail or cause to be mailed to the Holder, at least ten days prior to such record date, a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, amalgamation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of shares of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, amalgamation, merger, dissolution, liquidation or winding-up, and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall also state that the action in question or the record date is subject to the effectiveness of a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or a favorable vote of shareholders if either is required. Such notice shall be mailed at least ten days prior to the date specified in such notice on which any such action is to be taken or the record date, whichever is earlier.

               6. Reservation of Shares, etc., Issuable on Exercise of
Warrants. The Company will at all times reserve and keep available out of its authorized but unissued capital stock, solely for issuance and delivery on the exercise of this Warrant, a sufficient number of shares of Common Stock (or Other Securities) to effect the full exercise of this Warrant and the exercise, conversion or exchange of any other warrant or security of the Company exercisable for, convertible into, exchangeable for or otherwise entitling the holder to acquire shares of Common Stock (or Other Securities), and if at any time the number of authorized but unissued shares of Common Stock (or Other Securities) shall not be sufficient to effect such exercise, conversion or exchange, the Company shall take such action as may be necessary to increase its authorized but unissued shares of Common Stock (or Other Securities) to such number as shall be sufficient for such purposes.

               7. Transfer of Warrant. This Warrant may be transferred, in whole or in part, only to Permitted Transferees. This Warrant shall inure to the benefit of the successors to and permitted assigns of the Holder. This Warrant and all rights hereunder, in whole or in part, are registrable at the office or agency of the Company referred to below by the Holder hereof in person or by his duly authorized attorney, upon surrender of this Warrant properly endorsed. In addition, the Holder agrees not to transfer any shares of Common Stock issued upon exercise of the Warrants until 180 days after the Issuance Date.

               8. Register of Warrants. The Company shall maintain, at the principal office of the Company (or such other office as it may designate by notice to the Holder hereof), a register in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each successor and prior owner of such Warrant. The Company shall be entitled to treat the person in whose name this Warrant is so registered as the sole and absolute owner of this Warrant for all purposes.

               9. Exchange of Warrant. This Warrant is exchangeable, upon the surrender hereof by the Holder hereof at the office of the Company, for one or more new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares of Common Stock which may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by said Holder hereof at the time of such surrender; provided, however, that the Holder must surrender for exchange Warrants to purchase no less than 5,000 shares at any one time.

                  10. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

                  11. Remedies. The Company stipulates that the remedies at law of the Holder in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree or the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

                  12. No Rights or Liabilities as a Shareholder. This Warrant shall not entitle the Holder hereof to any voting rights or other rights as a shareholder of the Company. No provision of this Warrant, in the absence of affirmative action by the Holder hereof to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of the Holder for the Purchase Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

                  13. Notices, etc. All notices and other communications from the Company to the registered Holder shall be sent by overnight courier or mailed by first class certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by the Holder or at the address shown for the Holder on the register of Warrants referred to in Section 8.

                  14. Transfer Restrictions. This Warrant may only be transferred as provided in Section 7. In addition, by acceptance of this Warrant, the Holder represents to the Company that the Holder is an "accredited investor" within the meaning of Rule 502 under the Securities Act and that this Warrant is being acquired for the Holder's own account and for the purpose of investment and not with a view to, or for sale in connection with, the distribution thereof, nor with any present intention of distributing or selling this Warrant or the shares of Common Stock issuable upon exercise of the Warrant. The Holder acknowledges and agrees that this Warrant and, except as otherwise provided in the Registration Rights Agreement, the shares of Common Stock issuable upon exercise of this Warrant (if any) have not been (and at the time of acquisition by the Holder, will not have been or will not be), registered under the Securities Act or under the securities laws of any state, in reliance upon certain exemptive provisions of such statutes. The Holder further recognizes and acknowledges that because this Warrant and, except as provided in the Registration Rights Agreement, the shares of Common Stock issuable upon exercise of this Warrant (if any) are unregistered, they may not be eligible for resale, and may only be resold or otherwise transferred in the future pursuant to an effective registration statement under the Securities Act and any applicable state securities laws, or pursuant to a valid exemption from such registration requirements. Unless the shares of Common Stock issuable upon exercise of this Warrant have theretofore been registered for resale under the Securities Act, the Company may require, as a condition to the issuance of shares of Common Stock upon the exercise of this Warrant in the case of an exercise in accordance with Section 1.1 hereof, a confirmation as of the date of exercise of the Holder's representations pursuant to this Section 14.

                  15. Preemptive Rights. In the event that the Company seeks to sell privately placed, or any other newly issued, other than public offerings of any registered equity Securities of the Company ("New Issuance Securities"), each Holder of a Warrant shall be entitled to acquire, at the proposed offering price of such New Issuance Securities, that number of New Issuance Securities equal to the aggregate number of New Issuance Securities proposed to be so offered multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock into which the Warrant held by such Holder shall yield upon exercise if such Warrant were exercised on the issue date of such New Issuance Securities and the denominator of which shall be the aggregate number of shares of Common Stock issued and outstanding of the Company on the issue date of such New Issuance Securities, on a Fully Diluted basis. In connection with any proposed issuance of such New Issuance Securities, the Company shall give to each Holder the same information about the Company, its business and such issuance and the same notice of its intention to effect such issuance as given to the other prospective purchasers in such transaction, specifying in such notice the number of New Issuance Securities to be sold, and the proposed offering price per New Issuance Securities. Each Holder shall have the right, exercisable concurrently with purchases by other purchasers, to elect to purchase up to the maximum number of New Issuance Securities to which such holder is entitled to acquire hereunder with such purchase being effected by such holder's payment to the Company by wire transfer of immediately available funds, an amount equal to the number of New Issuance Securities to be purchased by such Holder, multiplied by the offering price per New Issuance Security against delivery of certificates evidencing the number of New Issuance Securities so acquired, which will be issued in the name of such Holder. To the extent any New Issuance Securities proposed to be sold shall not have been subscribed to by an existing Holder, the Company shall be free thereafter to sell such New Issuance Securities by way of a private placement, or similar offering, at an offering price per New Issuance Security not less than that set forth in the notice to the Holders. The preemptive rights established by this
Section 9(J) shall have no application to any of the following New Issuance
Securities: (i) Common Stock Equivalents issued to employees, officers or directors of, or consultants or advisors to the Company or any of its subsidiaries, pursuant to stock purchase or stock option plans or other arrangements that are approved by the Board of Directors of the Company for the purpose of compensation or similar payment in connection with employment or services rendered to the Company or its Subsidiaries; (ii) Shares of Common Stock issued upon exercise of any Common Stock Equivalents outstanding on the date hereof; (iii) any New Issuance Securities issued for consideration other than cash pursuant to a merger, consolidation, acquisition or similar business combination approved by the Board of Directors of the Company; (iv) Common Stock or Common Stock Equivalents issued in connection with any stock split, stock dividend or recapitalization by the Company; (v) any New Issuance Securities that are issued by the Company pursuant to an underwritten public offering; and
(vi) any securities issued to financial institutions or lessors in connection with commercial credit arrangements or equipment financings approved by the Board of Directors of the Company.

                  16. Legend. Unless theretofore registered for resale under the Securities Act, each certificate for shares issued upon exercise of this Warrant shall bear the following legend:

         The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities have been acquired for investment and may not be resold, transferred or assigned in the absence of an effective registration statement for the securities under the Securities Act of 1933, as amended, or an opinion of counsel that registration is not required under said Act.

                  17. Miscellaneous. This Warrant and any terms hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the internal laws of the State of New York. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

          IN WITNESS WHEREOF, the Company has caused this Warrant to be executed on its behalf by one of its officers thereunto duly authorized.

Dated: June 25, 2002

                                       WOMEN FIRST HEALTHCARE, INC.

                                       By:        /s/ Charles M. Caporale
                                           -------------------------------------
                                           Name:  Charles M. Caporale
                                           Title: Chief Financial Officer

                              FORM OF SUBSCRIPTION

                          WOMEN FIRST HEALTHCARE, INC.

                   (To be signed only on exercise of Warrant)

TO:  [ ],
       as Exercise Agent

     1. The undersigned Holder of the attached original, executed Warrant hereby elects to exercise its purchase right under such Warrant with respect to ____________ shares of Common Stock, as defined in the Warrant, of Women First HealthCare, Inc., a Delaware corporation (the "Company").

     2.  The undersigned Holder (check one):

[_]  (a) elects to pay the aggregate purchase price for such shares of

         Common Stock (the "Exercise Shares") (i) by lawful money of the United States or the enclosed certified or official bank check payable in United States dollars to the order of the Company in the amount of $_________, or (ii) by wire transfer of United States funds to the account of the Company in the amount of $___________, which transfer has been made before or simultaneously with the delivery of this Form of Subscription pursuant to the instructions of the Company;

     or

[_] (b) elects to receive shares of Common Stock having a value equal to the value of the Warrant calculated in accordance with Section 1.2 of the Warrant.

     3. Please issue a share certificate or certificates representing the appropriate number of shares of Common Stock in the name of the undersigned or in such other names as is specified below:

     Name:    ____________________

     Address: ____________________

              ____________________

Dated:  _____________________               ____________________________________
                                            (Signature must conform to name of
                                            Holder as specified on the face of
                                            the Warrant)

                                            Name:    ___________________________

                                            Address: ___________________________

Schedule to Exhibit 10.5

The following Common Stock Purchase Warrants were issued by the Company in the foregoing form:

     ---------------------------------------------------------------------------

      Warrant Number               Warrant Holder             Amount of Shares
      --------------               --------------             ----------------
     ---------------------------------------------------------------------------

      W-1                   Whitney Private Debt Fund               455,206
     ---------------------------------------------------------------------------

      W-2                   J.H. Whitney Mezzanine Fund, L.P.       455,206
     ---------------------------------------------------------------------------

      W-3                   CIBC WMC, Inc.                          789,026
     ---------------------------------------------------------------------------